SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [x]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Daily Money Fund

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

U.S. TREASURY PORTFOLIO - INITIAL CLASS
U.S. TREASURY PORTFOLIO - CLASS B
MONEY MARKET PORTFOLIO - INITIAL CLASS
FUNDS OF DAILY MONEY FUND

DAILY TAX-EXEMPT MONEY FUND - INITIAL CLASS
A FUND OF DAILY TAX-EXEMPT MONEY FUND

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of U.S.
Treasury Portfolio - Initial Class, U.S. Treasury Portfolio - Class B, and
Money Market Portfolio - Initial Class will be held at the office of Daily
Money Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on May 9,
1997, at 9:45 a.m. A Special Meeting of Shareholders of Daily Tax-Exempt
Money Fund will be held at the office of Daily Tax-Exempt Money Fund, 82
Devonshire Street, Boston, Massachusetts 02109 on May 9, 1997 at 10:30 a.m.
The purpose of each Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before each Meeting or any adjournments thereof.

1.  To elect a Board of Trustees for Daily Tax-Exempt Money Fund.
2. To ratify the selection of Price Waterhouse LLP as independent accountants of Daily Tax-Exempt Money Fund.
3. To amend Daily Tax-Exempt Money Fund's Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 4(a). To approve an amended Management Contract for U.S. Treasury
Portfolio and Money Market Portfolio.
 4(b). To approve a new Distribution and Service Plan for Initial Class shares of U.S. Treasury Portfolio and Money Market Portfolio.
 4(c). To approve a new Distribution and Service Plan for Class B Shares of
U.S. Treasury Portfolio.
 5(a). To approve an amended Management Contract for Daily Tax-Exempt Money
Fund.
 5(b). To approve a new Distribution and Service Plan for Initial Class
Shares of Daily Tax-Exempt Money Fund.
6. To approve an Agreement and Plan providing for the reorganization of U.S. Treasury Portfolio and Money Market Portfolio from separate series of one Delaware business trust to another.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
7. To amend the fundamental investment limitation concerning diversification for U.S. Treasury Portfolio and Money Market Portfolio.
8. To amend Daily Tax-Exempt Money Fund's fundamental investment limitation concerning diversification.
9. To eliminate Daily Tax-Exempt Money Fund's fundamental investment limitation concerning short sales of securities.
10. To amend Daily Tax-Exempt Money Fund's fundamental investment limitation concerning borrowing.
11. To eliminate the fundamental investment limitation concerning writing or purchasing put or call options for U.S. Treasury Portfolio and Money
Market Portfolio.
12. To amend Daily Tax-Exempt Money Fund's fundamental investment limitation concerning underwriting.
 The Board of Trustees has fixed the close of business on March 12, 1997 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary

MARCH 12, 1997


YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETINGS OF SHAREHOLDERS OF:
DAILY MONEY FUND: U.S. TREASURY PORTFOLIO AND MONEY MARKET
 PORTFOLIO
AND
DAILY TAX-EXEMPT MONEY FUND
TO BE HELD ON MAY 9, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Daily Money
Fund to be used at the Special Meeting of Shareholders of U.S. Treasury
Portfolio and Money Market Portfolio (the funds) and at any adjournments thereof, to be held on May 9, 1997 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Daily Money
Fund and Fidelity Management & Research Company (FMR), the funds' investment adviser. This Proxy Statement is also furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Daily Tax-Exempt Money Fund to be used at the Special Meeting of Shareholders of Daily Tax-Exempt Money Fund and at any adjournments thereof, to be held on May 9, 1997 at 10:30 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of Daily
Tax-Exempt Money Fund and FMR, Daily Tax-Exempt Money Fund's investment adviser.
 The purpose of each Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 12, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D. F. King
& Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $____; $____; and $$_____for U.S. Treasury Portfolio, Money Market Portfolio, and Daily
Tax-Exempt Money Fund, respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by each fund. Each fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity
Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.
The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to each fund, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the applicable Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to each Meeting, and which are not revoked, will be voted at each Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $____; $____;
and $_____ on behalf of U.S. Treasury Portfolio, Money Market Portfolio, and Daily Tax-Exempt Money Fund, respectively. If each fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at each Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of each Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at each Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each trust issued and outstanding as of January
31, 1997 are indicated in the following table:
 Daily Money Fund

U.S. Treasury Portfolio - Initial Class                       1,721,445,637
U.S. Treasury Portfolio - Class B                               14,445,707
Money Market Portfolio - Initial Class                       2,519,184,923

 Daily Tax-Exempt Money Fund

Daily Tax-Exempt Money Fund - Initial Class             474,338,703
 To the knowledge of the Trust, [no shareholder owned of record or beneficially more than 5% of the outstanding voting shares of each fund.]/[substantial (5% or more) record ownership of each fund on January
31, 1997 was as follows:  for U.S. Treasury Portfolio - Initial Class
______ (_______%); U.S. Treasury Portfolio - Class B ______ (_______%); and
for Money Market Portfolio - Initial Class _____ (___%).  To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date.
 To the knowledge of the Trust, [no shareholder owned of record or beneficially more than 5% of the outstanding voting shares of Daily
Tax-Exempt Money Fund.]/[substantial (5% or more) record ownership of the fund on January 31, 1997 was as follows:  ______ (__%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than
5% of the outstanding shares of each fund on that date.
Shareholders of record at the close of business on March 12, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL PERIOD ENDED
OCTOBER 31, 1996 CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING BY SHAREHOLDERS
OF DAILY TAX-EXEMPT MONEY FUND IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2.
APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF DAILY TAX-EXEMPT MONEY FUND. APPROVAL OF
PROPOSAL 4(B) REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF INITIAL CLASS OF U.S. TREASURY PORTFOLIO
AND MONEY MARKET PORTFOLIO. APPROVAL OF PROPOSAL 4(C) REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF
CLASS B OF U.S. TREASURY PORTFOLIO. APPROVAL OF PROPOSAL 5(B) REQUIRES A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF INITIAL CLASS OF DAILY
TAX-EXEMPT MONEY FUND. APPROVAL OF PROPOSALS  4(A), 5(A), AND PROPOSALS 6
THROUGH 12 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY
ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR
MORE OF THE VOTING SECURITIES PRESENT AT THE APPLICABLE MEETING OR
REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING
VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50%
OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED
"PRESENT" FOR THIS PURPOSE.
The following tables summarize the proposals applicable to each class of shares of each fund.

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
Proposal #                                        Proposal Description             Applicable Funds/Classes

 1.                                               To elect as Trustees the 12      Daily Tax-Exempt Money
                                                  nominees presented in            Fund - Initial Class
                                                  proposal 1.

 2.                                               To ratify the selection of       Daily Tax-Exempt Money
                                                  Price Waterhouse LLP as          Fund -
                                                  independent accountants          Initial Class
                                                  of Daily Tax-Exempt
                                                  Money Fund.

 3.                                               To amend Daily                   Daily Tax-Exempt Money
                                                  Tax-Exempt Money Fund's          Fund -
                                                  Trust Instrument to provide      Initial Class
                                                  dollar-based voting rights
                                                  for shareholders of the
                                                  trust.

                                                  To approve an amended            U.S. Treasury Portfolio - Initial
4(a).                                             Management Contract for          Class
                                                  U.S. Treasury Portfolio and      U.S. Treasury Portfolio - Class
                                                  Money Market Portfolio.          B
                                                                                   Money Market Portfolio - Initial
                                                                                   Class

                                                  To approve a new                 U.S. Treasury Portfolio - Initial
4(b).                                             Distribution and Service         Class
                                                  Plan for Initial Class           Money Market Portfolio - Initial
                                                  Shares of U.S. Treasury          Class
                                                  Portfolio and Money
                                                  Market Portfolio.

                                                  To approve a new                 U.S. Treasury Portfolio - Class
4(c).                                             Distribution and Service         B
                                                  Plan for Class B Shares of
                                                  U.S. Treasury Portfolio.

                                                  To approve an amended            Daily Tax-Exempt Money
5(a).                                             Management Contract for          Fund - Initial Class
                                                  Daily Tax-Exempt Money
                                                  Fund.

            5(b).                                 To approve a new                 Daily Tax-Exempt Money Fund
                                                  Distribution and Service         - Initial Class
                                                  Plan for Initial Class
                                                  Shares of Daily
                                                  Tax-Exempt Money Fund.

 6.                                               To approve an Agreement          U.S. Treasury Portfolio
                                                  and Plan providing for the       Money Market Portfolio
                                                  reorganization of U.S.
                                                  Treasury Portfolio and
                                                  Money Market Portfolio
                                                  from separate series of
                                                  one Delaware business
                                                  trust to another.

ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS

 7.                                               To amend the                     U.S. Treasury Portfolio - Initial
                                                  diversification limitation of    Class
                                                  each of U.S. Treasury            U.S. Treasury Portfolio - Class
                                                  Portfolio and Money              B
                                                  Market Portfolio.                Money Market Portfolio - Initial
                                                                                   Class


 8.                                               To amend Daily                   Daily Tax-Exempt Money
                                                  Tax-Exempt Money Fund's          Fund - Initial Class
                                                  diversification limitation to
                                                  exclude "securities of other
                                                  investment companies"
                                                  from issuer diversification
                                                  limits.

 9.                                               To replace Daily                 Daily Tax-Exempt Money
                                                  Tax-Exempt Money Fund's          Fund - Initial Class
                                                  fundamental investment
                                                  limitation on short sales
                                                  with a non-fundamental
                                                  limitation which explicitly
                                                  allows investment in
                                                  options and removes the
                                                  "at no additional cost"
                                                  restriction from the
                                                  limitation.

 10.                                              To amend Daily                   Daily Tax-Exempt Money
                                                  Tax-Exempt Money Fund's          Fund - Initial Class
                                                  borrowing limitation to
                                                  require a reduction in
                                                  borrowing if borrowings
                                                  exceed the 33 1/3% limit
                                                  for any reason rather than
                                                  solely because of a decline
                                                  in net assets.

 11.                                              To eliminate the                 U.S. Treasury Portfolio - Initial
                                                  fundamental investment           Class
                                                  limitation against writing or    U.S. Treasury Portfolio - Class
                                                  purchasing put or call           B
                                                  options for U.S. Treasury        Money Market Portfolio - Initial
                                                  Portfolio and Money              Class
                                                  Market Portfolio.

 12.                                              To amend Daily                   Daily Tax-Exempt Money
                                                  Tax-Exempt Money Fund's          Fund - Initial Class
                                                  fundamental limitation on
                                                  underwriting to clarify that
                                                  the fund is not prohibited
                                                  from selling restricted
                                                  securities if, as a result of
                                                  such sale, the fund is
                                                  considered an underwriter
                                                  under federal securities
                                                  laws.


1. TO ELECT A BOARD OF TRUSTEES FOR DAILY TAX-EXEMPT MONEY FUND.
 The purpose of this proposal is to elect a Board of Trustees of Daily Tax-Exempt Money Fund. Pursuant to the provisions of the Trust Instrument of Daily Tax-Exempt Money Fund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates and William O. McCoy, all nominees named below are currently Trustees of Daily Tax-Exempt Money Fund and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the trust's Nominating and Administration Committee (see page 17 ) and were appointed to the Board in November, 1991; December, 1992; and October, 1993, respectively. All other current Trustees were elected by shareholder. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the fund's investment adviser (FMR, or the Adviser), or the fund's distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of 240 other funds advised by FMR or an affiliate. Mr. Lynch is currently a Trustee or General Partner, as the case may be, of 238 other Funds advised by FMR or an Affiliate. Messrs. Gates and McCoy are currently Trustees or General Partners, as the case may be, of 199 other funds advised by FMR or an affiliate.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee               Principal Occupation **                  Year of
(Age)                                                          Election or
                                                               Appointmen
                                                               t

*J. Gary Burkhead     Senior Vice President, is                1986
                      President of FMR; and President
                      and a Director of FMR Texas
 (55)                 Inc., Fidelity Management &
                      Research (U.K.) Inc., and
                      Fidelity Management &
                      Research (Far East) Inc.

Ralph F. Cox          Management consultant (1994).            1991
                      Prior to February 1994, he was
                      President of Greenhill Petroleum
 (64)                 Corporation (petroleum
                      exploration and production).
                      Until March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company
                      (exploration and production). He
                      is a Director of Sanifill
                      Corporation (non-hazardous
                      waste, 1993), CH2M Hill
                      Companies (engineering), Rio
                      Grande, Inc. (oil and gas
                      production), and Daniel
                      Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is
                      a member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in               1992
                      September 1991, Mrs. Davis
                      was the Senior Vice President of
 (65)                 Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth
                      Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and
                      previously served as a Director
                      of Hallmark Cards, Inc.
                      (1985-1991) and Nabisco
                      Brands, Inc. In addition, she is a
                      member of the President's
                      Advisory Council of The
                      University of Vermont School of
                      Business Administration.

Robert M. Gates       Consultant, author, and lecturer         ____
 (53)                 (1993). Mr. Gates was Director
                      of the Central Intelligence
                      Agency (CIA) from 1991-1993.
                      From 1989 to 1991, Mr. Gates
                      served as Assistant to the
                      President of the United States
                      and Deputy National Security
                      Advisor. Mr. Gates is currently a
                      Trustee for the Forum for
                      International Policy, a Board
                      Member for the Virginia
                      Neurological Institute, and a
                      Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves
                      as a member of the corporate
                      board for Lucas Varity PLC,
                      (automotive components and
                      diesel engines), Charles Stark
                      Draper Laboratory (non-profit),
                      NACCO Industries, Inc. (mining
                      and manufacturing), and TRW
                      Inc. (original equipment and
                      replacement products).

*Edward C. Johnson    President, is Chairman, Chief            1968
3d                    Executive Officer and a Director
                      of FMR Corp.; a Director and
                      Chairman of the Board and of
 (66)                 the Executive Committee of
                      FMR; and Chairman and a
                      Director of FMR Texas Inc.,
                      Fidelity Management &
                      Research (U.K.) Inc., and
                      Fidelity Management &
                      Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,         1990
                      Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
 (69)                 Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs Inc (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director
                      of NACCO Industries, Inc.
                      (mining and marketing,
                      1985-1995) and Hyster-Yale
                      Materials Handling, Inc.
                      (1985-1995). In addition, he
                      serves as a Trustee of First
                      Union Real Estate Investments,
                      a Trustee and member of the
                      Executive Committee of the
                      Cleveland Clinic Foundation, a
                      Trustee and member of the
                      Executive Committee of
                      University School (Cleveland),
                      and a Trustee of Cleveland
                      Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995)            1987
                      at Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987
 (64)                 to January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and
                      he previously served as a
                      Director of Valuation Research
                      Corp. (appraisals and
                      valuations, 1993-1995). In
                      addition, he serves as Chairman
                      of the Board of Directors of the
                      National Arts Stabilization Fund,
                      Chairman of the Board of
                      Trustees of the Greenwich
                      Hospital Association, a Member
                      of the Public Oversight Board of
                      the American Institute of
                      Certified Public Accountants'
                      SEC Practice Section (1995),
                      and as a Public Governor of the
                      National Association of
                      Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of            1990
                      FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
 (54)                 and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction).
                      In addition, he serves as a
                      Trustee of Boston College,
                      Massachusetts Eye & Ear
                      Infirmary, Historic Deerfield
                      (1989) and Society for the
                      Preservation of New England
                      Antiquities, and as an Overseer
                      of the Museum of Fine Arts of
                      Boston.

William O. McCoy      Vice President of Finance for the        ____
                      University of North Carolina
                      (16-school system, 1995). Prior to
 (63)                 his retirement in December 1994,
                      Mr. McCoy was Vice Chairman of
                      the Board of BellSouth
                      Corporation (telecommunications)
                      and President of BellSouth
                      Enterprises. He is currently a
                      Director of Liberty Corporation
                      (holding company), Weeks
                      Corporation of Atlanta (real
                      estate, 1994), and Carolina
                      Power and Light Company
                      (electric utility, 1996). Previously,
                      he was a Director of First
                      American Corporation (bank
                      holding company, 1979-1996). In
                      addition, Mr. McCoy serves as a
                      member of the Board of Visitors
                      for the University of North
                      Carolina at Chapel Hill (1994) and
                      for the Kenan Flager Business
                      School (University of North
                      Carolina at Chapel Hill).

Gerald C. McDonough   Chairman of G.M. Management              1989
                      Group (strategic advisory
                      services). Prior to his retirement
 (68)                 in July 1988, he was Chairman
                      and Chief Executive Officer of
                      Leaseway Transportation Corp.
                      (physical distribution services).
                      Mr. McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International
                      Corp. (air conditioning and
                      refrigeration), Commercial
                      Intertech Corp. (hydraulic
                      systems, building systems, and
                      metal products, 1992), CUNO,
                      Inc. (liquid and gas filtration
                      products, 1996), and Associated
                      Estates Realty Corporation (a
                      real estate investment trust,
                      1993). Mr. McDonough served
                      as a Director of
                      ACME-Cleveland Corp. (metal
                      working, telecommunications,
                      and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board,                   1993
                      President, and Chief Executive
                      Officer of Lexmark International,
 (64)                 Inc. (office machines, 1991).
                      Prior to 1991, he held the
                      positions of Vice President of
                      International Business Machines
                      Corporation ("IBM") and
                      President and General Manager
                      of various IBM divisions and
                      subsidiaries. Mr. Mann is a
                      Director of M.A. Hanna
                      Company (chemicals, 1993) and
                      Infomart (marketing services,
                      1991), a Trammell Crow Co. In
                      addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group,            1989
                      Inc. (management and financial
                      advisory services). Prior to
                      retiring in 1987, Mr. Williams
 (68)                 served as Chairman of the
                      Board of First Wachovia
                      Corporation (bank holding
                      company), and Chairman and
                      Chief Executive Officer of The
                      First National Bank of Atlanta
                      and First Atlanta Corporation
                      (bank holding company). He is
                      currently a Director of BellSouth
                      Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products),
                      Fisher Business Systems, Inc.
                      (computer software), Georgia
                      Power Company (electric utility),
                      Gerber Alley & Associates, Inc.
                      (computer software), National
                      Life Insurance Company of
                      Vermont, American Software,
                      Inc., and AppleSouth, Inc.
                      (restaurants, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of ___________, 1997, the nominees and officers of the Trust owned, in the aggregate, less than 1% of the fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the twelve months ended October 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the Committee. If elected, it is anticipated that Mr. McCoy will also be a member of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended October 31, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as the administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended October 31, 1996, the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
The following table sets forth information describing the compensation of each current Trustee and Member of the Advisory Board of the fund for his or her services as trustee for the fiscal year ended October 31, 1996. COMPENSATION TABLE
Trustees                      Aggregate       Total
                              Compensation    Compensatio
                              from Daily      n
                              Tax-Exempt      from the
                              Money           Fund
                              Fund***,A,B     Complex*,A

J. Gary Burkhead**            $               $ 0

Ralph F. Cox

Phyllis Burke Davis

Richard J. Flynn****

Edward C. Johnson                              0
3d**

E. Bradley Jones

Donald J. Kirk

Peter S. Lynch**                               0

Gerald C.
McDonough

Edward H. Malone****

Marvin L. Mann

Thomas R. Williams

William O. McCoy*****

* Information is as of December 31, 1996 for 235 funds in the complex.
** Interested trustees of the fund are compensated by FMR.
*** Estimated
**** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
***** During the period from May 1, 1996 to the present, William O. McCoy has served as a Member of the Advisory Board.
A Compensation figures include cash, amounts deferred at the election of Trustees, amounts required to be deferred, and a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred.
B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, Thomas R. Williams, $__, and William O. McCoy, $__.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the funds' assets, liabilities, and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF DAILY TAX-EXEMPT MONEY FUND.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse LLP has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse LLP has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND DAILY TAX-EXEMPT MONEY FUND'S TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees), has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The proposed amendment will be effective immediately upon shareholder approval. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Daily Tax-Exempt Money Fund is a fund of Daily Tax-Exempt Money Fund an open-end management investment company organized as a Delaware business trust (see Proposal 6). Currently, it is the only fund in the trust. If there were additional funds in the trust, shareholders of each fund would vote separately on matters concerning only that fund and would vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, voting rights may become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number of
                         shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00            1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.

 As long as there is only one fund in the trust, as in the case of Daily Tax-Exempt Money Fund, the proposal will not affect the voting rights of fund shareholders. However, if additional funds are added to the trust in the future, voting rights would be changed under the proposal. On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Trust Instrument and an amended Trust Instrument, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is in ((double parentheses)) and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS VOTING POWERS
Section 7.01. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of one or more Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter only affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Trust Instrument will become effective immediately. If the proposal is not approved by the shareholders of trust, the Trust Instrument will remain unchanged.
4. OVERVIEW OF PROPOSED CHANGES TO THE EXPENSE STRUCTURE FOR U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO (DAILY MONEY FUNDS).
 The Board of Trustees, including a majority of those Trustees who are not "interested persons" of the funds or of FMR (the Independent Trustees), has approved and recommends that the shareholders of U.S. Treasury Portfolio and Money Market Portfolio approve changes to the expense structure of the Daily Money Funds. The proposed changes in the expense structure of the Daily Money Funds include; (a) amendment of each fund's Management Contract (the Amended Contract) with FMR; (b) approval of a new Distribution and Service Plan for Initial Classes of U.S. Treasury Portfolio and Money Market Portfolio (the New Initial Class Plan); and (c) approval of a new Distribution and Service Plan for U.S. Treasury Portfolio - Class B (the New Class B Plan).
 SUMMARY OF CURRENT EXPENSE STRUCTURE. The current expense structure for each fund consists of a 0.50% management fee payable to FMR by each fund. Under the current expense structure for each fund, FMR may pay 0.25% of the management fee of each fund to intermediaries who maintain minimum assets of $50,000 in the Daily Money Funds or 0.40% of the management fee of each fund to intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account. Under the current Service Plan (the Current Initial Class Plan) for Initial Class shares, there is no separate distribution fee paid by the classes to intermediaries. Under the current Distribution and Service Plan (the Current Class B Plan) for Class B shares of U.S. Treasury Portfolio, Class B pays a separate distribution fee of up to 0.75% and a 0.25% shareholder servicing fee. Under the Current Class B Plan, the 0.75% distribution fee is reduced by any amount paid by FMR to intermediaries from the 0.50% management fee (currently either 0.25% or 0.40%) on behalf of the Initial Class. Third parties that were compensated at amounts exceeding 0.25% under the schedule in effect prior to January 1, 1997 that do not yet maintain omnibus accounts may be compensated at the prior compensation rates for up to one year from January 1, 1997.
 SUMMARY OF PROPOSED NEW EXPENSE STRUCTURE. The proposed changes to the expense structure, if approved, will reduce the management fee rate paid by each fund from 0.50% to 0.25% of average net assets. For Initial Class shareholders the proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. An additional 0.15% recordkeeping fee payable by FMR and not the funds or classes will be available to intermediaries who provide omnibus recordkeeping services.
 Class B of U.S. Treasury Portfolio is used as the money market component of the Fidelity Advisor Fund product line. Under the proposed changes to the expense structure for Class B shareholders, the proposed management fee rate reduction will be offset by a restructuring of the current distribution fee arrangement. Under the New Class B Plan, the class will pay the 0.75% distribution fee and the 0.25% shareholder servicing fee will remain unchanged. If the proposed changes to the expense structure are approved, FMR will not make payments to intermediaries out of the management fee paid to it by the Daily Money Funds. Therefore, the 0.75% distribution fee paid by Class B will not be reduced by such amounts. The New Class B Plan will conform to the standard Distribution and Service Plan for the Fidelity Advisor Class B funds except that the New Class B Plan, similar to the Distribution and Service Plans of other money market funds sold through intermediaries, will acknowledge that for any period during which the total of the distribution fee and all other expenses of the fund or class exceed the gross income of the fund or class, the distribution fee shall be reduced by such excess.
 If approved concurrently by shareholders, the Amended Contract, the New Initial Class Plan, and the New Class B Plan are not expected to have a significant impact on shareholder expenses. The changes are recommended to simplify the fee structure of the Daily Money Fund product line without significantly affecting either the expenses of the funds or the compensation to intermediaries. Total fund operating expenses for Initial Class and Class B shares of each fund are currently voluntarily capped by FMR at 0.65% and 1.40%, respectively. Although FMR does not currently intend to do so, it may terminate the voluntary expense limitations on total expenses at any time without prior notice to shareholders. For a discussion and illustration of the impact of each of the proposals (4(a), 4(b) and 4(c)) on management fees and total fund operating expenses, please refer to the "Comparison of Management Fees and Total Expenses" section below. In addition, the proposed changes will allow for a simpler presentation of the Daily Money Fund's expense structure in prospectuses and sales literature.
 To facilitate the goal of simplifying the Daily Money Fund expense structure, approval of the proposed amended Management Contract for U.S. Treasury Portfolio, approval of the proposed new Distribution and Service Plan for Initial Class shares of U.S. Treasury Portfolio, and approval of the proposed new Distribution and Service Plan for Class B shares of U.S. Treasury Portfolio are contingent upon shareholder approval of each proposal. Similarly, approval of an amended Management Contract for Money Market Portfolio and approval of a new Distribution and Service Plan for Initial Class shares of Money Market Portfolio are contingent upon approval of each proposal.
COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following chart compares each fund's management fee under the terms of the Present Management Contract (the Present Contract) for the fiscal period ended October 31, 1996 to the management fee that each fund would have incurred under the Amended Contract if it had been in effect during that period.
                 Present       Amended       Percentage
                 Contract      Contract      Difference
                 Management    Management
                 Fee           Fee

U.S. Treasury    $2,327,773    $1,163,887    (50%)
Portfolio

Money Market     $3,212,443    $1,606,221    (50%)
Portfolio

 The following charts compare the fees and expenses that each class of the Daily Money Funds paid under the Present Contract for the fiscal period ended October 31, 1996 (modified to reflect the voluntary expense limitation currently in effect), to the fees and expenses that each class of the Daily Money Funds would have paid under the Amended Contract if it had been in effect during that period. All fees and expenses are expressed as a percentage of the applicable class's average net assets.
U.S. TREASURY               PRESENT CONTRACT   AMENDED CONTRACT
PORTFOLIO - INITIAL
CLASS

Management Fee paid         0.50%              0.25%
by Fund

 Management                  0.22%              0.25%
Fee retained by FMR

 FMR paid                    0.28%              0.00%
12b-1 Fee

Fund paid 12b-1 Fee         0.00%              0.25%

Other Expenses (after       0.15%              0.15%
reimbursement)


Total Operating             0.65%              0.65%
Expenses

MONEY MARKET                PRESENT CONTRACT   AMENDED CONTRACT
PORTFOLIO - INITIAL
CLASS

Management Fee paid         0.50%              0.25%
by Fund

 Management                  0.28%              0.25%
Fee retained by FMR

 FMR paid                    0.22%              0.00%
12b-1 Fee

Fund paid 12b-1 Fee         0.00%              0.25%

Other Expenses (after       0.15%              0.15%
reimbursement)


Total Operating             0.65%              0.65%
Expenses


U.S. TREASURY               PRESENT CONTRACT   AMENDED CONTRACT
PORTFOLIO - CLASS B


Management Fee paid         0.50%              0.25%
by Fund

 Management                  0.22%              0.25%
Fee retained by FMR

 FMR paid                    0.28%              0.00%
12b-1 Fee

Fund paid 12b-1 Fee         0.72%              1.00%

Other Expenses (after       0.18%              0.15%
reimbursement)


Total Operating             1.40%              1.40%
Expenses

FMR has voluntarily agreed to reimburse Initial Class of each fund to the extent that total operating expenses exceed 0.65% of its average net assets. If these agreements were not in effect, other expenses and total operating expenses, as a percentage of average net assets, of Initial Class of each fund would have been, 0.19% and 0.69%, respectively, for U.S. Treasury Portfolio; and 0.28% and 0.78%, respectively, for Money Market Portfolio under both the Present Contract and the Amended Contract. FMR has voluntarily agreed to reimburse Class B to the extent that total operating expenses exceed 1.40% of its average net assets. If this agreement was not in effect, other expenses and total operating expenses, as a percentage of average net assets, of Class B of U.S. Treasury Portfolio would have been, 0.49% and 1.71%, respectively, under the Present Contract, and 0.49% and 1.74%, respectively, under the Amended Contract.
4(A). TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR U.S. TREASURY PORTFOLIO
    AND MONEY MARKET PORTFOLIO.
 The Board of Trustees, including a majority of the Independent Trustees, has approved and recommends that the shareholders of U.S. Treasury Portfolio and Money Market Portfolio approve, amendments to each fund's management contract with FMR (the Amended Contract). The Amended Contract is proposed in conjunction with proposals approving new Distribution and Service Plans for Initial Class and Class B shares of each fund, respectively. AS A RESULT, THE AMENDED CONTRACT, WHILE REDUCING THE MANAGEMENT FEE PAID TO FMR BY THE DAILY MONEY FUNDS, IS NOT EXPECTED TO HAVE A SIGNIFICANT IMPACT ON THE EXPENSES OF EACH FUND.
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. Copies of each fund's Amended Contract, marked to indicate the proposed amendments are attached to this Proxy Statement as Exhibits 1 and 2. The Amended Contract is substantially identical to the Present Contract (whose terms are discussed under "Present Management Contract" on page 56) except for the proposed reduction in the management fee rate. The Amended Contract would also specifically recognize that, subject to applicable limitations of the federal securities laws, FMR may place transaction orders with broker-dealers who are affiliated with FMR provided that the broker-dealer is acting on an agency basis. It will also acknowledge that each Daily Money Fund may place transactions with broker-dealers who furnish each fund with research services and that FMR may pay higher commissions in recognition of these services. If approved by shareholders, the Amended Contract will take effect on June 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of Trustees or a majority of the the outstanding shares of each fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1997, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of each fund.
The management fee is an annual percentage of each fund's average net assets calculated and paid monthly. Under the the Present Contract each fund pays FMR a 0.50% management fee. The Amended Contract would decrease the management fee from 0.50% to 0.25%.
 MODIFICATIONS TO MANAGEMENT FEE STRUCTURE. Under the Present Contract, each fund pays FMR a management fee of 0.50% of each fund's average net assets. Under each fund's current expense structure, FMR may pay 0.25% of the management fee of each fund to intermediaries who maintain minimum assets of $50,000 in the Daily Money Funds or 0.40% of the management fee of each fund to intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account. Under the Amended Contract, each fund would pay FMR a 0.25% management fee. The reduced management fee rate would be offset by the addition of a 0.25% distribution fee on Initial Class shares of each fund and restructuring of the current distribution fee arrangement for U.S. Treasury Portfolio-Class B. For more information on these proposals, please see Proposals 4(b) and 4(c). Currently, FMR voluntarily caps total expenses for Initial Class shares at 0.65% and for Class B Shares at 1.40%. Although FMR does not currently intend to do so, it may terminate the voluntary expense limitation at any time without prior notice to shareholders.
TRANSACTIONS WITH BROKERS-DEALERS. Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to each fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to each fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 Each fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
 REASONS FOR THE PROPOSAL. FMR recommended the proposed amendment, in conjunction with the accompanying Initial Class and Class B Distribution and Service Plan proposals (Proposals 4(b) and 4(c)), to the Board of Trustees in order to simplify the expense structure of each fund. The Amended Contract provides for a more straightforward fee structure, making the expenses of the funds more transparent and easier to understand. Under the Amended Contract, each fund will pay specific fees for specific services. For example, the 0.25% management fee will be paid by each fund to FMR for management related services to the funds. In addition, a 0.25% distribution fee will be added to the Initial Class of each fund and the current distribution fee on Class B of U.S. Treasury Portfolio will be restructured. Please see Proposals 4(b) and 4(c) for more details. The proposed amendments are meant to clarify the expenses of each fund and will not significantly impact shareholder expenses or compensation to intermediaries. Total fund operating expenses for Initial Class and Class B shares of each fund are currently voluntarily capped at 0.65% and 1.40%, respectively. Although FMR does not currently intend to do so, it may terminate the voluntary expense cap on total expenses at any time without prior notice to shareholders. For a comparison of management fees and expenses under the Amended Contract and the Present Contract, please refer to the information beginning on page 25.
 According to Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the mutual fund industry, the median management fee rate for the Retail Taxable Money Market Fund fee universe, which included 428 funds, was approximately 0.47% for the twelve months ended December 31, 1996 . This median fee rate is 0.22% higher than the fee rate proposed under the Amended Contract. The median total expense rate for the universe was approximately 0.67% for the same period. Based on the proposed fee rate, the total operating expenses of Initial Class of U.S. Treasury Portfolio (0.65%) would be below the median; the total operating expenses of Class B of U.S. Treasury Portfolio (1.40%) would be above the median; and the total operating expenses of Initial Class of Money Market Portfolio (0.65%) would be below the median. The above-median result for Class B of U.S. Treasury Portfolio is attributable to Class B's 1.00% distribution and service fee.
 MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on December 19, 1996. The Board of Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research services to each fund. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE BOARD. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders, if any.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the proposed modifications to the management fee structure, that is the reduction of the management fee rate from 0.50% to 0.25% of each fund's average net assets in conjunction with the proposed changes to the Distribution and Service Plans presented in separate proposals, is in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.
 Approval of the Amended Contract for U.S. Treasury Portfolio is contingent upon shareholder approval of the proposed new Distribution and Service Plan for Initial Class shares of U.S. Treasury Portfolio and the proposed new Distribution and Service Plan for Class B shares of U.S. Treasury Portfolio.
 Approval of the proposed Amended Contract for Money Market Portfolio is contingent upon shareholder approval of the proposed new Distribution and Service Plan for Initial Class shares of Money Market Portfolio.
4(B). TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO INITIAL CLASS SHARES.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that shareholders approve, a new Distribution and Service Plan for Initial Class shares of each fund. Each New Initial Class Plan must be approved by a "majority of the outstanding voting securities," as defined in the the 1940 Act of the Initial Class shareholders of U.S. Treasury Portfolio and Money Market Portfolio, respectively.
 Copies of each fund's New Initial Class Plan are attached to this Proxy Statement as Exhibits 3 and 4.
 Rule 12b-1 (the Rule), promulgated by the SEC under the 1940 Act, provides that in order for an investment company (e.g., a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT INITIAL CLASS PLAN. The Trustees, as provided for by the Rule, have approved the Current Initial Class Plan. Under each fund's Current Initial Class Plan, FMR may make payments out of its resources, including management fees, to pay or reimburse FDC, for payments made to intermediaries, such as banks or broker-dealers, for their services in connection with the distribution and servicing of Initial Class shares. Currently, the Trustees have authorized FDC to compensate intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account at an annual rate of 0.40% of average net assets maintained, and to compensate all other intermediaries who maintain aggregate assets of $50,000 or more at an annual rate or 0.25% of average net assets maintained. Each fund's Current Initial Class Plan authorizes FMR to make payments from its management fee, its past profits, or any other source available to it to reimburse FDC for payments made to intermediaries who assist or have assisted in selling Initial Class shares of the fund or who provide shareholder support services.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. The Current Initial Class Plans for U.S. Treasury Portfolio and Money Market Portfolio were last approved by Initial Class shareholders of each fund on March 24, 1993 and were approved by Daily Money Fund as sole shareholder of each fund's Initial Class in connection with a reorganization transaction on September 29, 1993.
 THE NEW INITIAL CLASS PLAN. Pursuant to the New Initial Class Plan for each fund, Initial Class pays FDC a distribution fee at an an annual rate of 0.25% of average net assets for each class. Under the New Initial Class Plan, Initial Class pays FDC a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month. FDC may pay all or a portion of such fee to intermediaries as distribution or service fees pursuant to agreements with intermediaries. Although not part of the Distribution and Service Plan, FMR may compensate intermediaries who provide omnibus recordkeeping services a maximum recordkeeping fee of 0.15%. The 0.15% fee will not be paid for distribution related services and will be considered a servicing expense by FMR. To the extent the distribution fee is not paid to such intermediaries, FDC may use the fee for its expenses incurred in the distribution of Initial Class shares. The New Initial Class Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. The New Initial Class Plan is similar to the Plans for other money market funds sold through intermediaries.
 The addition of the 0.25% distribution and service fee is not expected to significantly change fund expenses and will be offset by the proposed reduction in the funds' management fee rate from 0.50% to 0.25% (see Proposal 4(a)). Currently, the funds' management contracts allow for payment by FMR out of the management fee of either 0.25% or 0.40% to intermediaries who sell shares of the funds. The proposed Amended Contracts do not provide for the payment by FMR to intermediaries out of the management fee. For a comparison of management fees and expenses under the New Initial Class Plan, please refer to the information beginning on page 24.
 If approved by shareholders, the New Initial Class Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the New Initial Class Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, FDC and FMR believe that the implementation of the New Initial Class Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the New Initial Class Plan. If Initial Class shareholders vote to approve the New Initial Class Plan, it will be effective the first day of the month following shareholder approval. If approved concurrently by shareholders, the Amended Management Contract and the New Initial Class Plan are not expected to have a significant impact on current Initial Class shareholder expenses. The addition of the 0.25% distribution fee under the New Initial Class Plan is expected to be offset by the 0.25% decrease in the management fee under the Amended Management Contract.
 Approval of the proposed New Initial Class Plan for U.S. Treasury Portfolio is contingent upon shareholder approval of the proposed amended Management Contract for U.S. Treasury Portfolio, and on approval of a new Distribution and Service Plan for Class B shares of U.S. Treasury Portfolio.
 Approval of the proposed New Initial Class Plan for Money Market Portfolio is contingent upon shareholder approval of the proposed amended Management Contract for Money Market Portfolio.
4(C).  TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR CLASS B SHARES OF
U.S.       TREASURY PORTFOLIO.
 The Board of Trustees, including a majority of the Independent Trustees, has approved, and recommends that Class B shareholders of U.S. Treasury Portfolio approve, a new Class B Distribution and Service Plan. The New Class B Plan must be approved by a "majority," as defined in the 1940 Act of the outstanding voting securities of the Class B shareholders.
 A copy of the New Class B Plan is attached to this Proxy Statement as
Exhibit 5.
 Rule 12b-1 (the Rule), promulgated by the SEC under the 1940 Act, provides that in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT CLASS B PLAN. The Trustees, as provided for by the Rule, have approved a Distribution and Service Plan for Class B (the Current Class B
Plan). Under the fund's Current Class B Plan, Class B pays FDC a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month. Pursuant to the Current Class B Plan, Class B pays FDC a distribution fee at an annual rate of 0.75% of its average net assets, reduced by the amount of any distribution fees paid to FDC out of the management fee paid to FMR on behalf of the Initial Class. Historically, FMR has paid to intermediaries a distribution fee of between 0.28% and 0.22% out of its management fee on behalf of the Initial Class of U.S. Treasury Portfolio. Class B also pays FDC a service fee at an annual rate of 0.25% of its average net assets with which FDC compensates intermediaries for personal service and/or the maintenance of shareholder accounts. FDC may pay all or a portion of such fee to securities dealers or other intermediaries as distribution or service fees pursuant to agreements with intermediaries. To the extent the fee is not paid to such intermediaries, FDC could use the fee for its expenses incurred in the distribution of Class B shares. The Plan also provides that to the extent that each fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities" primarily intended to result in the sale of shares," such payment is expressly authorized.
  Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. The Current Class B Plan was last approved by FMR as sole shareholder of the class on May 9, 1994.
 THE NEW CLASS B PLAN. The New Class B Plan is identical to the Current Class B Plan with the exception of (i) the deletion of the provision permitting a portion of the distribution fee to be paid out of the management fee paid to FMR by the fund and (ii) the addition of a standard provision for Distribution and Service Plans of money market funds sold through intermediaries that provides that for any period during which the total of the distribution fee and all other expenses of the fund or class would exceed the gross income of the fund or class, the distribution fee shall be reduced by such excess. The additional provision provides protection to shareholders of money market funds or classes of money market funds by allowing the fund or class the option to reduce the distribution fee if total expenses (including the distribution fee) would exceed the gross income of the fund or class. With the exception of (ii) above, the New Class B Plan conforms to the standard Distribution and Service Plan approved for Class B shares of the Fidelity Advisor Funds. Under the New Class B Distribution and Service Plan, Class B would bear the expense of the 0.75% distribution fee and the 0.25% service fee whereas under the Current Class B Plan, FMR may pay a portion of this fee out of the management fee it receives from the fund. The New Class B Plan is not intended to have a significant impact on shareholder expenses, and the modification to the distribution fee structure is expected to be offset by the 0.25% decrease in the fund's management fee under the Amended Management Contract. U.S. Treasury Portfolio - Class B is used as the money market alternative to the Advisor Fund product line and the New Class B Plan conforms to the standard structure for Advisor Class B shares. For a comparison of management fees and expenses under the New Class B Plan, please refer to the information beginning on page 25.
 If approved by shareholders, the New Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 TRUSTEE CONSIDERATION. In determining to recommend the approval of the New Class B Plan, the Trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, FDC and FMR believe that the implementation of the New Class B Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of New Class B Plan. If Class B shareholders approve the New Class B Plan, the New Class B Plan will become effective on the first day of the month following shareholder approval. If approved concurrently by shareholders, the Amended Management Contract and the New Class B Plan together are not expected to have a significant impact on current shareholder expenses. Under the New Class B Plan, Class B would bear the expense of the 0.75% distribution fee and the 0.25% service fee whereas under the Current Class B Plan, FMR may pay a portion of this fee out of the management fee it receives from the fund. The increase to the distribution and service fee is expected to be offset by the 0.25% decrease in the management fee under the Amended Management Contract.
 Approval of the proposed New Class B Plan is contingent upon shareholder approval of the proposed amended Management Contract for U.S. Treasury Portfolio and upon shareholder approval of the proposed New Initial Class Distribution and Service Plan for U.S. Treasury Portfolio.
5. OVERVIEW OF PROPOSED CHANGES TO THE EXPENSE STRUCTURE FOR DAILY TAX-EXEMPT MONEY FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved and recommends that the shareholders of Daily Tax-Exempt Money Fund approve changes to the expense structure of Daily Tax-Exempt Money Fund. The proposed changes to the expense structure of Daily Tax-Exempt Money Fund include (a) amendments to the fund's Management Contract (the Amended Contract) with FMR and (b) approval of a new Initial Class Distribution and Service Plan for the Fund (the New Initial Class Plan).
 SUMMARY OF THE CURRENT EXPENSE STRUCTURE. The current expense structure for Daily Tax-Exempt Money Fund consists of a 0.50% management fee payable to FMR by the fund. Under the fund's current expense structure, FMR may pay 0.25% of the management fee of the fund to intermediaries who maintain minimum assets of $50,000 in the fund or 0.40% of the management fee of the fund to intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account. Under the current Service Plan (the Current Initial Class Plan) for Initial Class shares, there is no separate distribution fee paid by the class to intermediaries. Third parties that were compensated at amounts exceeding 0.25% under the schedule in effect prior to January 1, 1997 that do not yet maintain omnibus accounts may be compensated at the prior compensation rates for up to one year from January 1, 1997.
 SUMMARY OF THE PROPOSED EXPENSE STRUCTURE. The proposed changes to the compensation structure, if approved, will reduce the management fee rate paid by the fund from 0.50% to 0.25% of average net assets. The proposed management fee rate reduction will be offset by the addition of a 0.25% distribution fee. An additional 0.15% recordkeeping fee payable by FMR and not the Fund will be implemented to compensate intermediaries who provide omnibus recordkeeping services.
 If approved concurrently by shareholders, the Amended Contract and the New Initial Class Plan are not expected to have a significant impact on current shareholder expenses. The changes are recommended to simplify the fee structure of Daily Tax-Exempt Money Fund without significantly affecting either the expenses of the fund or compensation to intermediaries. Total fund operating expenses for Daily Tax-Exempt Money Fund are currently voluntarily capped by FMR at 0.65%. Although FMR does not currently intend to do so, it may terminate the voluntary expense limitation on total expenses at any time without prior notice to shareholders. For a discussion and illustration of the impact of proposals 5(a) and 5(b) on management fees and total fund operating expenses, please refer to the "Comparison of Management Fees and Total Expenses" section below. In addition, the proposed changes will allow for a clearer presentation of Daily Tax-Exempt Money Fund's expense structure in prospectuses and sales literature.
 To facilitate the goal of simplifying Daily Tax-Exempt Money Fund's expense structure, approval of the proposed amended Management Contract for the fund and approval of the proposed New Initial Class Plan, are contingent upon approval of each proposal.
COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following chart compares the fund's management fee under the terms of the Present Management Contract (the Present Management Contract) for the fiscal year ended October 31, 1996, to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.
Present Contract    Amended Contract    Percentage Difference
Management Fee      Management Fee

$2,607,230          $1,303,615          (50%)

 The following chart compares the fees and expenses that the Initial class of the fund paid under the Present Contract for the fiscal year ended October 31, 1996 (modified to reflect the voluntary expense limitation currently in effect), to the fees and expenses that the Initial Class of the fund would have paid under the Amended Contract if it had been in effect during that period. All fees and expenses are expressed as a percentage of the Initial Class's average net assets.
DAILY TAX-EXEMPT            PRESENT CONTRACT   AMENDED CONTRACT
MONEY FUND - INITIAL
CLASS

Management Fee paid         0.50%              0.25%
by Fund

 Management                  0.24%              0.25%
Fee retained by FMR

 FMR paid                    0.26%              0.00%
12b-1 Fee

Fund paid 12b-1 Fee         0.00%              0.25%

Other Expenses (after       0.15%              0.15%
reimbursement)


Total Operating             0.65%              0.65%
Expenses

FMR has voluntarily agreed to reimburse Initial Class of the fund to the extent that total operating expenses exceed 0.65% of its average net assets. If this agreement was not in effect, other expenses and total operating expenses, as a percentage of average net assets, of Initial Class of the fund would have been, 0.25% and 0.75%, respectively, under both the Present Contract and the Amended Contract.
5(A).  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR DAILY TAX-EXEMPT
MONEY FUND.
 The Board of Trustees, including a majority of the Independent Trustees, has approved and recommends that the shareholders of Daily Tax-Exempt Money Fund approve, the Amended Contract. The Amended Contract is proposed in conjunction with a proposal approving a new Distribution and Service Plans for the fund. AS A RESULT, THE AMENDED CONTRACT, WHILE REDUCING THE MANAGEMENT FEE PAID TO FMR BY THE FUND, IS NOT EXPECTED TO HAVE A SIGNIFICANT IMPACT ON THE OVERALL EXPENSES OF THE FUND.
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is attached to this Proxy Statement as Exhibit 6. The Amended Contract is substantially identical to the Present Management Contract (Present Contract) (whose terms are discussed under "Present Management Contract" on page 56) except for the proposed reduction in the management fee rate. The Amended Contract would also specifically recognize that, subject to applicable limitations of the federal securities laws, FMR may place transaction orders with broker-dealers who are affiliated with FMR provided that the broker-dealer is acting on an agency basis. It will also acknowledge that Daily Tax-Exempt Money Fund may place transactions with broker-dealers who furnish the fund with research services and that FMR may pay higher commissions in recognition of these services. If approved by shareholders, the Amended Contract will take effect on June 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through May 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees (the Independent Trustees) and (ii) the vote of either a majority of Trustees or a majority of the the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through May 31, 1997, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
The management fee is an annual percentage of the fund's average net assets calculated and paid monthly. Under the Present Contract the fund pays FMR a 0.50% management fee. The Amended Contract would modify the management fee by decreasing it from 0.50% to 0.25%.
 MODIFICATIONS TO MANAGEMENT FEE STRUCTURE. Under the Present Contract, the fund pays FMR a management fee of 0.50% of the fund's average net assets. Under the fund's current expense structure, FMR may pay 0.25% of the management fee of the fund to intermediaries who maintain minimum assets of $50,000 in the Daily Tax-Exempt Money Fund or 0.40% of the management fee of the fund to intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account. Under the Amended Contract, the fund would pay FMR a 0.25% management fee. The reduced management fee rate would be offset by the addition of a 0.25% distribution fee on Initial Class shares of the fund. For more information on this proposal, please see Proposal 5(b). Currently, FMR voluntarily caps total expenses for Initial Class shares at 0.65%. Although FMR does not currently intend to do so, it may terminate the voluntary expense limitation at any time without prior notice to shareholders.
TRANSACTIONS WITH BROKERS-DEALERS. The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. If FMR grants investment management authority to a sub-adviser pursuant to a Sub-advisory Agreement, the sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.
 The receipt of research from broker-dealers that execute transactions on behalf of the fund may be useful to FMR in rendering investment management services to the fund and to its other clients, and conversely, such research provided by broker-dealers who execute transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 The fund has already been authorized by the Board of Trustees, consistent with the federal securities laws and the rules and regulations of the Securities and Exchange Commission, to place portfolio transactions through broker-dealers who are affiliated with FMR and through broker-dealers who provide research. The Amended Contract expressly recognizes this authority.
 REASONS FOR THE PROPOSAL. FMR recommended the proposed amendment, in conjunction with the accompanying Distribution and Service Plan proposal (Proposal 5(b)), to the Board of Trustees in order to simplify the compensation structure of the fund. The Amended Contract provides for a more straightforward fee structure, making the expenses of the fund more transparent and easier to understand. Under the Amended Contract, the fund will pay specific fees for specific services. For example, the 0.25% management fee will be paid to FMR for management services to the fund. In addition, a 0.25% distribution fee will be added to the Initial Class of the fund. This expense however, will be satisfied by the addition of a 0.25% distribution fee on Initial Class shares of the fund. Please see proposal 5(b) for more details. The proposed amendments are meant only to streamline the expenses of the fund and will not significantly impact either the compensation to intermediaries or shareholder expenses. Although FMR does not currently intend to do so, it may terminate the voluntary expense limitation on total expenses at any time without prior notice to shareholders. For a comparison of management fees and expenses under the Amended Contract and the Present Contract, please refer to the information beginning on page 37.
 According to Lipper Analytical Services, Inc. (Lipper), an independent service that monitors the mutual fund industry, the median management fee rate for the Retail Tax-Exempt Money Market Fund fee universe, which includes 284 funds, was approximately 0.50% for the twelve months ended December 31, 1996 . This median fee rate is 0.25% higher than the fee rate proposed under the Amended Contract. The median total expense rate for the universe was approximately 0.63% for the same period. Based on the proposed fee rate, the total operating expenses of Initial Class of Daily Tax-Exempt Money Fund (0.65%) would be above the median. The above-median result for the Initial Class of Daily Tax-Exempt Money Fund is attributable to the Initial Class's 0.25% distribution and service fee.
 MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The Amended Contract was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on December 19, 1996. The Board of Trustees consider and approve twice every year portfolio transactions with broker-dealers who provide research services to the fund. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE BOARD. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with each fund's custodian and subcustodians, and (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's money market group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders, if any.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the proposed modifications to the management fee structure, that is the reduction of the management fee rate from 0.50% to 0.25% of the fund's average net assets in conjunction with the proposed changes to the Distribution and Service Plan presented in a separate proposal, is in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders and recommends that shareholders of the fund vote FOR the Amended Contract.
 Approval of the proposed Amended Contract is contingent upon shareholder approval of the proposed new Distribution and Service Plan for Initial Class shares of the fund.
 5(B). TO APPROVE A NEW DISTRIBUTION AND SERVICE PLAN FOR INITIAL CLASS SHARES OF DAILY TAX-EXEMPT MONEY FUND.
 The Board of Trustees, including a majority of the Independent Trustees has approved, and recommends that shareholders approve, a new Distribution and Service Plan for the fund (the New Initial Class Plan). The New Initial Class Plan must be approved by a "majority of the outstanding voting securities," as defined in the 1940 Act of shareholders of Daily Tax-Exempt Money Fund.
 A copy of the New Initial Class Plan is attached to this Proxy Statement as Exhibit 7.
 Rule 12b-1 (the Rule), promulgated by the SEC under the 1940 Act, provides that in order for an investment company (e.g., a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature."
 THE CURRENT INITIAL CLASS PLAN. The Trustees, as provided for by the Rule, have approved the Current Initial Class Plan. Under the fund's Plan, FMR may make payments out of its resources, including management fees, to pay or reimburse FDC, for payments made to intermediaries, such as banks or broker-dealers, for their services in connection with the distribution and servicing of Initial Class shares. Currently, the Trustees have authorized FDC to compensate intermediaries who maintain an average monthly balance of $10 million or more in a single omnibus account at an annual rate of 0.40% of average net assets maintained, and to compensate all other intermediaries who maintain aggregate assets of $50,000 or more at an annual rate or 0.25% of average net assets maintained. The fund's Current Initial Class Plan authorizes FMR to make payments from its management fee, its past profits, or any other source available to it to reimburse FDC for payments made to intermediaries who assist or have assisted in selling Initial Class shares of the fund or who provide shareholder support services.
 Although the Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. The Current Initial Class Plan for Daily Tax-Exempt Money Fund was last approved by Initial Class shareholders of the fund on October 19, 1991 and was approved by Daily Tax-Exempt Money Fund as sole shareholder of the Initial Class in connection with a reorganization transaction on December 20, 1991.
 THE NEW INITIAL CLASS PLAN. Pursuant to the New Initial Class Plan for the fund, Initial Class pays FDC a distribution fee at an an annual rate of 0.25% of average net assets. Under the New Initial Class Plan, Initial Class pays FDC a fee at an annual rate of its average daily net assets throughout the month. The determination of daily net assets is made at the close of business each day throughout the month. FDC may pay all or a portion of such fee to intermediaries as distribution or service fees pursuant to agreements with intermediaries. Although not part of the Distribution and Service Plan, FMR may compensate intermediaries who provide omnibus recordkeeping services a maximum of 0.15%. The 0.15% fee will not be paid for distribution related services and will be considered a servicing expense by FMR. To the extent the fee is not paid to such intermediaries, FDC may use the distribution fee for its expenses incurred in the distribution of Initial Class shares. The New Initial Class Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized. The New Initial Class Plan is similar to the Plans for other money market funds sold through intermediaries.
 The addition of the 0.25% distribution and service fee is not expected to have a significant impact fund expenses and will be offset by the proposed reduction in the fund's management fee rate from 0.50% to 0.25% (see Proposal 5(a)). Currently, the fund's management contracts allow for payment by FMR out of the management fee of either 0.25% or 0.40% to intermediaries who sell shares of the fund. The proposed Amended Contract does not provide for the payment by FMR to intermediaries out of the management fee. For a comparison of management fees and total expenses under the New Initial Class Plan, please refer to the information beginning on page 36.
 If approved by shareholders, the New Initial Class Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund and the purposes for which such expenditures were made.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the New Initial Class Plan, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. The Trustees, FDC and FMR believe that the implementation of the New Initial Class Plan would assist in the selling of shares and thus increase its asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that shareholders vote FOR approval of the New Initial Class Plan. If Initial Class shareholders vote to approve the New Initial Class Plan, it will be effective the first day of the month following shareholder approval. If approved concurrently by shareholders, the Amended Management Contract and the New Initial Class Plan are not expected to have a significant impact on current Initial Class shareholder expenses. The addition of the 0.25% distribution fee under the New Initial Class Plan is expected to be offset by the 0.25% decrease in the management fee under the Amended Management Contract.
 Approval of the proposed New Initial Class Plan is contingent upon shareholder approval of the proposed amended Management Contract for the fund.
6. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO FROM A SEPARATE SERIES OF ONE DELAWARE BUSINESS TRUST TO ANOTHER.
 The Board of Trustees, including a majority of the Independent Trustees, has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 8. The Plan of Reorganization provides for a reorganization of U.S. Treasury Portfolio and Money Market Portfolio (the Funds) from a separate series of Daily Money Fund (DMF), a Delaware business trust, to a newly-established, separate series of Daily Tax-Exempt Money Fund (the Trust), also a Delaware business trust (the Reorganization). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF EACH FUND.
 The investment objective, policies, and limitations of the Funds will not change except as approved by shareholders and as described in this Proxy Statement. Separate series of the Trust will carry on the business of each Fund following the Reorganization (the Series). These Series, which have not yet commenced business operations, will have investment objectives, policies, and limitations identical to those of each Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this Proxy Statement). Each Series will have the same class structure as it's corresponding fund. Since both DMF and the Trust are Delaware business trusts, organized under substantially similar Trust Instruments, the rights of the security holders of each Fund under state law and the governing documents are expected to remain unchanged after the Reorganization (except as the Trust Instrument may be amended to provide for dollar-based voting pursuant to a vote of the shareholders of the Trust as proposed in this Proxy Statement) nor will the Reorganization affect the operation of the Funds in a material manner. The same individuals serve as Trustees of both trusts except that Messrs. McCoy and Gates are currently Trustees of DMF and Members of the Advisory Board of the Trust. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Trust Instrument permits the Trustees to create one or more additional series or funds. The trust's fiscal year will be the same as that of the Funds, although the Trustees may change the fiscal year at their discretion.
 FMR, each Fund's investment adviser, will be responsible for the investment management of each Series, subject to the supervision of the Board of Trustees, under management contracts identical to the contracts currently in effect between FMR and each Fund (the Present Management Contracts) (except as they may be modified pursuant to a vote of the shareholders of each fund as proposed in this proxy statement); similarly, FMR Texas, each Fund's sub-adviser, will have primary responsibility for providing portfolio investment advisory services to each Series under Sub-Advisory Agreements substantially identical to the agreements currently in effect between FMR Texas and FMR (the Present Sub-Advisory Agreements).
 The Funds' distribution agent, FDC, will distribute shares of each Series under General Distribution Agreements identical to the contracts currently in effect between FDC and each Fund.
 REASON FOR THE PROPOSED REORGANIZATION. Each Fund is presently organized as a series of DMF, which has six series of shares or funds. The Board of Trustees unanimously recommend reorganization of U.S. Treasury Portfolio and Money Market Portfolio to separate series of the Trust which will succeed to the business of each Fund. Moving the Funds from DMF to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. The proposed change will have no material effect on shareholders or the management of each Fund.
 The Plan of Reorganization was approved by the Board of Trustees of DMF, including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommend that each Fund's shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the conversion of each Fund to separate series of the Trust; temporary waiver of certain investment limitations of each Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page _); and authorization of DMF, as sole shareholder of the Series or class, as appropriate, to approve (i) a Management Contract for each Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR Texas, with respect to each Series and (iii) the Distribution and Service Plans for Initial Class shares of U.S. Treasury Portfolio, Class B shares of U.S. Treasury Portfolio, and Initial Class shares of Money Market Portfolio, under Rule 12b-1, substantially identical to the contracts or Plans, as the case may be, currently in effect with each Fund or class (except as the Management Contracts may be modified or the Distribution and Service Plans may be approved pursuant to a vote of the shareholders of the fund or class, as the case may be, as proposed in this Proxy Statement). If shareholders of each Fund do not approve the Plan of Reorganization, each Fund or class will continue to operate as a series of DMF.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 8 to this Proxy Statement.
 On the Closing Date of the Reorganization (defined below), each Fund will transfer all of its assets to the corresponding Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by each Series of all of the liabilities of each Fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, each Fund will distribute one Trust Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, each Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes DMF as the then sole initial shareholder of each Series or class, as appropriate, to approve (i) the Management Contract with FMR for each Series (the New Management Contracts), (ii) the Sub-Advisory Agreements between FMR and FMR Texas with respect to each Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plans for Initial Class shares of U.S. Treasury Portfolio, Class B shares of U.S. Treasury Portfolio, and Initial Class shares of Money Market Portfolio, (the New Plans) under Rule 12b-1 with respect to each Series, identical to the contracts or Plans, as the case may be, currently in effect with each Fund or class (except as the Management Contracts may be modified or the Distribution and Service Plans may be adopted pursuant to a vote of the shareholders of the fund or class, as the case may be, as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests in writing to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contracts, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contracts, the New Sub-Advisory Agreements, and the New Plans will continue in force until May 31, 1997. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR or FMR Texas, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of each Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contracts and New Sub-Advisory Agreements each will be terminable without penalty on sixty days' written notice either by the Trust, FMR, or FMR Texas, as the case may be, and will terminate automatically in the event of its assignment. The New Plans will be terminable at any time without penalty by a vote of a majority of the Independent Trustees or a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on May 30, 1997 (the Closing Date). However, the Reorganization may become effective at such earlier or such later date as the parties may agree in writing.
 The obligations of DMF and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The Trust's transfer agent will establish an account for each Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by each Fund's transfer agent for each Fund's shareholders.
 EXPENSES. Each Fund and each Series shall be responsible for all of its respective expenses of the Reorganization, estimated at $______ and $____ in the aggregate for U.S. Treasury Portfolio and Money Market Portfolio, respectively.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Funds, which prohibit each Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting each Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, each Fund's shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by each Fund, each Series, or the Funds' shareholders upon (1) the transfer of each Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of each Series of each Fund's liabilities or (2) the distribution of Trust Series Shares to each Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to convert each Fund into a separate series of a Delaware business trust is in the best interest of each Fund's shareholders. The Trustees recommend that each Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of each Fund to a separate series of a Delaware business trust; temporary waiver of certain investment limitations of each Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 48); authorization of DMF, as sole shareholder of each Series, or class, as appropriate, to approve (i) a Management Contract for each Series between the Trust and FMR, (ii) a Sub-Advisory Agreement for each Series between FMR and FMR Texas, and (iii) Distribution and Service Plans for Initial Class shares of U.S. Treasury Portfolio, Class B shares of U.S. Treasury Portfolio, and Initial Class shares of Money Market Portfolio under Rule 12b-1, substantially identical to the contract or Plan, as the case may be, currently in effect for each Fund or class (except as the Management Contracts may be modified or the Distribution and Service Plans may be approved pursuant to a vote of the shareholders of the fund or class, as the case may be, as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved each Fund will continue to operate as a fund of DMF.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 7 through 12 is to revise several of the funds' investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
7. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO.
 U.S. Treasury Portfolio's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets 10% of its assets may be invested in the securities of an issuer."
 Money Market Portfolio's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if as a result (a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets 10% of its assets may be invested in the securities of an issuer; or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
The Trustees recommend that shareholders of U.S. Treasury Portfolio and Money Market Portfolio vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The proposed fundamental limitation concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limit differs from the current limitation in three ways. First, the amended limitation allows each fund to invest up to 25% of its assets in a single issuer rather than the 10% currently permitted. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. Second, the amended limitation excludes investment companies from the restrictions entirely thereby allowing each fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, U.S. Treasury Portfolio and Money Market Portfolio may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. Although taxable money market funds such as U.S. Treasury Portfolio and Money Market Portfolio expect to continue to invest in money market securities directly rather than through the Central Funds, FMR believes that U.S. Treasury Portfolio and Money Market Portfolio will benefit by having the Central Funds available as an investment alternative on a contingency basis without having to incur the cost of a shareholder meeting. Third, the amended limitation restricts the U.S. Treasury Portfolio's investments to no more than 10% of the voting securities of an issuer with respect to 25% of its assets. Since money market securities are not generally voting securities, this change is not expected to have any impact on each fund or their investments.
 If the new fundamental limit is adopted as proposed, the Board of Trustees intend to adopt the following non-fundamental diversification limitation for each fund:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to a exemptive order granted by the SEC.)"
The non-fundamental limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. U.S. Treasury Portfolio and Money Market Portfolio intend to interpret the fundamental and non-fundamental limitations in accordance with SEC regulations applicable to money market funds.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit U.S. Treasury Portfolio and Money Market Portfolio and their shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by the shareholders of each fund, each fund's current fundamental diversification limitation will remain unchanged.
8. TO AMEND DAILY TAX-EXEMPT MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The Trustees recommend that the shareholders of Daily Tax-Exempt Money Fund vote to amend the fund's current fundamental investment limitation by adding the underlined text below to the fund's fundamental investment limitation:
  "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, ((or securities of other investment companies))), if as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The proposed fundamental limitation concerning diversification is the limitation imposed by the 1940 Act for diversified companies. The amended fundamental diversification limitation makes one change from the current limitation, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. Although tax-exempt money market funds such as the fund expect to continue to invest in money market securities directly rather than through the Central Funds, FMR believes that the fund will benefit by having the Central Funds available as an investment alternative on a contingency basis, without having to incur the cost of a shareholder meeting.
 The SEC has proposed amendments to the regulations applicable to national tax-exempt money market funds that may limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. Pursuant to the order of exemption referred to above, the fund may continue to invest for cash management purposes with up to 25% of total assets in the Central Funds managed by FMR or an affiliate of FMR.
 Daily Tax-Exempt Money Fund intends to interpret the fundamental limitation in accordance with SEC regulations applicable to money market funds.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Daily Tax-Exempt Money Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.

9. TO ELIMINATE DAILY TAX-EXEMPT MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Daily Tax-Exempt Money Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not make short sales of securities."
 The Trustees recommend that shareholders of Daily Tax-Exempt Money Fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 Daily Tax-Exempt Money Fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of Daily Tax-Exempt Money Fund's fundamental limitation on short selling is unlikely to affect Daily Tax-Exempt Money Fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize Daily Tax-Exempt Money Fund's investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page 49) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Daily Tax-Exempt Money Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
10. TO AMEND DAILY TAX-EXEMPT MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Daily Tax-Exempt Money Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed the 33 1/3% of the fund's assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;"
 The Trustees recommend that shareholders of Daily Tax-Exempt Money Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise Daily Tax-Exempt Money Fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 49.) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which Daily Tax-Exempt Money Fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed fundamental limitation would clarify one point. Under the proposed limitation, Daily Tax-Exempt Money Fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason. While under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Daily Tax-Exempt Money Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
11. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION AGAINST WRITING OR PURCHASING PUT OR CALL OPTIONS FOR U.S. TREASURY PORTFOLIO AND MONEY MARKET PORTFOLIO.
 U.S. Treasury Portfolio's and Money Market Portfolio's fundamental investment limitation on put and call options states that each fund may not "write or purchase any put or call options".
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitation. The Trustees believe that each fund's current limitation unnecessarily restricts each fund from taking advantage of potential investment opportunities and techniques that are consistent with each fund's investment objective, and believe that each fund would benefit from having the flexibility to purchase and sell options in addition to its direct investment in securities.
 FMR has no current intention of implementing any strategies involving exchange-traded options contracts. However, some of the funds' investments may include demand or "put" features, which can provide additional liquidity or protection against loss. In addition, each fund may from time to time enter into agreements with option-like features, such as standby commitments or other instruments conveying the right or obligation to buy or sell securities at a future date. Approval of the proposal would allow FMR to develop and implement additional strategies in the future, without the need to seek further shareholder approval. Any such strategies must, of course, be in accordance with applicable federal and state regulation. In addition to review by the Trustees, each fund would not engage in such strategies until they had been described sufficiently in each fund's Prospectus and Statement of Additional Information.
 Options can be used in a variety of strategies aimed at different goals and having different characteristics of risk and reward. For example, buying puts or writing calls may hedge against rising interest rates or other factors that could depress security values. Buying calls or writing puts may help fix a definite price for securities the Fund intends to purchase, reducing the risk of acquiring the securities at a higher cost at a later date. Each fund would use only such strategies as are consistent with its investment objective. If the proposal is approved, the Trustees intend to adopt the following non-fundamental investment limitation on behalf of each of U.S. Treasury Portfolio and Money Market Portfolio:
 "The Fund does not currently intend to purchase or sell call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options."
CONCLUSION. The Board of Trustees has determined that it is in the best interest of shareholders to eliminate each fund's fundamental limitation concerning investments in put or call options. Accordingly, the Trustees recommend that shareholders of each fund vote FOR the proposal. The amended limitation for each fund, upon shareholder approval, will become effective immediately. If the proposal is not approved by shareholders of each fund, each Fund's current limitation will remain unchanged.
12. TO AMEND DAILY TAX-EXEMPT MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 Daily Tax-Exempt Money Fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite any issue of securities; except to the extent that the purchase of municipal bonds in accordance with the fund's investment objective, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed underwriting."
 The trustees recommend that shareholders of Daily Tax-Exempt Money Fund vote to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to clarify that Daily Tax-Exempt Money Fund is not prohibited from selling restricted securities if, as a result of such sale, the fund is considered an underwriter under federal securities laws. The proposal also serves to conform Daily Tax-Exempt Money Fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page 49.) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.
 The proposed limitation would also broaden the exception within the current limitation by eliminating the specific reference to municipal bonds. However, since Daily Tax-Exempt Money Fund, pursuant to its investment objective, seeks to provide investors with a yield exempt from federal income tax, FMR regards it as unlikely under present federal tax laws that the fund will use the broader authority to purchase any securities other than municipal securities and certain derivatives thereof. Nevertheless, by eliminating the reference to municipal bonds, the revised limitation would eliminate any suggestion that the exemption does not apply to notes or other instruments.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which Daily Tax-Exempt Money Fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Daily Tax-Exempt Money Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACT
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of each trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 4(a) and 5(a).
 In addition to the management fee payable to FMR, Daily Tax-Exempt Money Fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian and transfer agent. Although Daily Tax-Exempt Money Fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by Daily Tax-Exempt Money Fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent and shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of Daily Tax-Exempt Money Fund for the fiscal year ended October 31, 1996 were $1,040,082.
 In addition to the management fee payable to FMR, U.S. Treasury Portfolio and Money Market Portfolio pay transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), and pricing and bookkeeping fees to FSC, affiliates of FMR. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by U.S. Treasury Portfolio and Money Market Portfolio include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. U.S. Treasury Portfolio and Money Market Portfolio are also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by U.S. Treasury Portfolio and Money Market Portfolio for the fiscal period ended October 31, 1996 amounted to $845,328 and $1,715,568, respectively.
 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 FMR is each fund's manager pursuant to management contracts dated September 30, 1993 for U.S. Treasury Portfolio and Money Market Portfolio; and December 30, 1991 for Daily Tax-Exempt Money Fund. The management contracts for U.S. Treasury Portfolio and Money Market Portfolio were approved by Daily Money Fund as sole shareholder of each fund on September 29, 1993, pursuant to an Agreement and Plan of Conversion approved by shareholders of each fund on March 24, 1993. The management contract for Daily Tax-Exempt Money Fund was approved by Daily Tax-Exempt Money Fund as sole shareholder of the fund on December 20, 1991, pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on October 23, 1991.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield.
 During the fiscal period ended October 31, 1996, FMR voluntarily agreed, subject to revision or termination, to reimburse U.S. Treasury Portfolio - Initial Class, Money Market Portfolio - Initial Class, Daily Tax-Exempt Money Fund - Initial Class, and U.S. Treasury Portfolio - Class B to the extent that their aggregate operating expenses, including management fees (but excluding interest, taxes, brokerage commissions, and extraordinary expenses), were in excess of an annual rate of 0.65%, 0.65%, 0.65%, and 1.35% of average net assets, respectively. If this reimbursement had not been in effect, for the fiscal year ended October 31, 1996, FMR would have received fees amounting to $2,607,230, on behalf of Daily Tax-Exempt Money Fund, which would have been equivalent to 0.50% of Daily Tax-Exempt Money Fund's average net assets and for the fiscal period ended October 31, 1996, FMR would have received fees amounting to $2,293,828; $3,212,443; and $33,945, respectively, which would have been equivalent to 0.50%, 0.50%, and 0.50% of average net assets of U.S. Treasury Portfolio - Initial Class, Money Market Portfolio - Initial Class, and U.S. Treasury Portfolio - Class B , respectively.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to U.S. Treasury Portfolio, and Money Market Portfolio, and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 9 beginning on page 104. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Daily Tax-Exempt Money Fund, and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page 106.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Kenneth A. Rathgeber, Leonard M. Rush, Leland C. Barron, Robert K. Duby, Thomas J. Simpson, Scott A. Orr, and Ms. Sarah H. Zenoble, are currently officers of the trust and officers and employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Maher, Mr. Rathgeber, and Mr. Rush, all of these persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 1995 through January 31, 1997, [THE FOLLOWING/NO] transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 Funds with investment objectives similar to U.S. Treasury Portfolio and Money Market Portfolio, for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 9 beginning on page 104. Funds with investment objectives similar to Daily Tax-Exempt Money Fund, for which FMR has entered into a sub-advisory agreement with FMR Texas, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 10 beginning on page 106.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
SUB-ADVISORY AGREEMENTS
 FMR has entered into a sub-advisory agreement with FMR Texas Inc. (FMR Texas) pursuant to which FMR Texas has primary responsibility for providing portfolio investment management services to each fund. U.S. Treasury Portfolio's sub-advisory agreement, dated September 30, 1993 was approved by Daily Money Fund as sole shareholder of the fund on September 29, 1993 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on March 24, 1993. Money Market Portfolio's sub-advisory agreement, dated September 30, 1993 was approved by Daily Money Fund as sole shareholder of the fund on September 29, 1993 pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on March 24, 1993. Daily Tax-Exempt Money Fund's sub-advisory agreement, dated December 30, 1991, was approved by Daily Tax-Exempt Money Fund as sole shareholder of the fund on December 20, 1991, pursuant to an Agreement and Plan of Conversion approved by shareholders of the fund on October 23, 1991. The terms of U.S. Treasury Portfolio's and Money Market Portfolio's current sub-advisory agreements with FMR Texas duplicate those of their previous sub-advisory agreements, which were each dated October 1, 1990. The terms of Daily Tax-Exempt Money Fund's current sub-advisory agreement with FMR Texas duplicates those of its previous agreement, which was dated November 1, 1989.
 Under the sub-advisory agreements, FMR pays FMR Texas fees equal to 50% of the management fee payable to FMR under its management contract with each fund, after payments by FMR pursuant to each fund's 12b-1 plan, if any. The fees paid to FMR Texas are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time. For the fiscal year ended October 31, 1996, FMR paid FMR Texas a fee of $1,303,615
on behalf of Daily Tax-Exempt Money Fund.   For the fiscal period ended
October 31, 1996, FMR paid FMR Texas fees of $1,163,887 and $1,606,221 on behalf of U.S. Treasury Portfolio and Money Market Portfolio, respectively. PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 On behalf of U.S. Treasury Portfolio and Money Market Portfolio, FMR may place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 On behalf of Daily Tax-Exempt Money Fund, FMR may place agency transactions with FBSI, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
  For fiscal year ended October 31, 1996 Daily Tax-Exempt Money Fund paid no brokerage commissions to affiliated brokers. For the fiscal period ended October 31, 1996, and the fiscal year ended July 31, 1996, U.S. Treasury Portfolio and Money Market Portfolio paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
                  EXHIBIT 1
The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets].
FORM OF
MANAGEMENT CONTRACT
BETWEEN
DAILY MONEY FUND
U.S. TREASURY PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT made this [30th] ((____)) day of [September 1993]((_________________)), by and between Daily Money Fund, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of U.S. Treasury Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio[s] are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of [each]((the)) Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee payable monthly as soon as practicable after the last day of each month and equivalent to an annual rate of [.50%]((.25%)) of the average daily net assets of the Portfolio.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31, 1994]((_______________)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolio of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument are separate and distinct from those of any and all other Portfolios.
 8. This contract shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


 [Signatures Lines Omitted]
                  EXHIBIT 2
The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets].
FORM OF
MANAGEMENT CONTRACT
BETWEEN
DAILY MONEY FUND
MONEY MARKET PORTFOLIO
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT made this [30th]((____)) day of [September 1993]((___________)), by and between Daily Money Fund, a Delaware business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Money Market Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio[s] are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of [each]((the)) Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee payable monthly as soon as practicable after the last day of each month and equivalent to an annual rate of [.50%] ((.25%)) of the average daily net assets of the Portfolio.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [May 31, 1994]((____________)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolio of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument are separate and distinct from those of any and all other Portfolios.
 8. This contract shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
  on behalf of Money Market Portfolio


 [Signature Lines Omitted]
                  EXHIBIT 3

FORM OF
DISTRIBUTION AND SERVICE PLAN
DAILY MONEY FUND: U.S. TREASURY PORTFOLIO
INITIAL CLASS

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Initial Class shares (the "Initial Class"), a class of shares of U.S. Treasury Portfolio (the "Fund"), a series of Daily Money Fund (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following:
(1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(2) preparation, printing and distribution of sales literature;
(3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund;
(4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable;
(5) making payments to securities dealers and others engaged in the sales of Shares or who engage in shareholder support services ("Investment Professionals"); and
(6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraph 2 hereof, all with respect to Initial Class shares, Initial Class of the Fund shall pay to the Distributor a fee at the annual rate of up to 0.25% of average daily net assets of Initial Class throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust, as specified in paragraph 6 of this Plan; provided that, for any period during which the total of such fee and all other expenses of the Fund (or of Initial Class), would exceed the gross income of the Fund (or of Initial Class), such fee shall be reduced by such excess. Such fee shall be computed and paid monthly. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of shares of Initial Class, but shall exclude assets attributable to any other Class of the Fund. The Distributor may, but may not be required to, use all or any portion of the fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Initial Class Shares or in shareholder support services with respect to Initial Class Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 thereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor for expenses incurred in connection with the distribution of Initial Class Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Initial Class Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Initial Class, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until _______________, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof, or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Initial Class, in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class.
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Initial Class Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Initial Class Shares.
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Trust Instrument, any obligation assumed by Initial Class pursuant to this Plan or any agreement related to this Plan shall be limited in all cases to Initial Class and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
                  EXHIBIT 4

FORM OF
DISTRIBUTION AND SERVICE PLAN
DAILY MONEY FUND: MONEY MARKET PORTFOLIO
INITIAL CLASS

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Initial Class shares (the "Initial Class"), a class of shares of Money Market Portfolio (the "Fund"), a series of Daily Money Fund (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following:
(1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(2) preparation, printing and distribution of sales literature;
(3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund;
(4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable;
(5) making payments to securities dealers and others engaged in the sales of Shares or who engage in shareholder support services ("Investment Professionals"); and
(6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraph 2 hereof, all with respect to Initial Class shares, Initial Class of the Fund shall pay to the Distributor a fee at the annual rate of up to 0.25% of average daily net assets of Initial Class throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust, as specified in paragraph 6 of this Plan; provided that, for any period during which the total of such fee and all other expenses of the Fund (or of Initial Class), would exceed the gross income of the Fund (or of Initial Class), such fee shall be reduced by such excess. Such fee shall be computed and paid monthly. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of shares of Initial Class, but shall exclude assets attributable to any other Class of the Fund. The Distributor may, but may not be required to, use all or any portion of the fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Initial Class Shares or in shareholder support services with respect to Initial Class Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 thereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor for expenses incurred in connection with the distribution of Initial Class Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Initial Class Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Initial Class, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until _______________, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof, or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Initial Class, in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class.
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Initial Class Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Initial Class Shares.
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Trust Instrument, any obligation assumed by Initial Class pursuant to this Plan or any agreement related to this Plan shall be limited in all cases to Initial Class and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
                  EXHIBIT 5

FORM OF
DISTRIBUTION AND SERVICE PLAN
DAILY MONEY FUND: U.S. TREASURY PORTFOLIO
CLASS B
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for Class B shares of U.S. Treasury Portfolio ("Class B"), a class of shares of U.S. Treasury Portfolio (the "Fund"), a series of Daily Money Fund (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of shares or who engage in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of shares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to shares of Class B ("Class B Shares"), the Distributor is hereby specifically authorized to make payments to Investment Professionals in connection with the sale of the Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and to paragraphs 2 and 3 hereof, all with respect to Class B Shares:
 (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month: provided that, for any period during which the total of such fee and all other expenses of the fund (or of Class B), would exceed the gross income of the Fund (or of Class B) such fee shall be reduced by such excess. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of shares of the Fund. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services with respect to Class B Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
 (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of shares of the Fund. In accordance with such terms as the Trustees may from time to time establish, the Distributor may use all [or a portion] of such service fees to compensate Investment Professionals for personal service and/or the maintenance of shareholder accounts or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor for expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the first business day of the month following approval by "a vote of at least a majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until _____________, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraphs 4 or 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 8.
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Trust Instrument, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
                  EXHIBIT 6
The language to be added to the current contract is in ((double parentheses)); the language to be deleted is set forth in [brackets].
FORM OF
MANAGEMENT CONTRACT
BETWEEN
DAILY TAX-EXEMPT MONEY FUND [II]
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 AGREEMENT made this [30th] ((____)) day of [December, 1991] ((____________)), by and between Daily Tax-Exempt Money Fund II, a Delaware business trust, which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund") on behalf of its existing series of shares of beneficial interest (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations: (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (((c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. For the services and facilities to be furnished hereunder, the Adviser shall receive a management fee payable monthly as soon as practicable after the last day of each month and equivalent to an annual rate of [.50%]((.25%)) of average daily net assets of the Fund.
 4. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [June 30, 1992]((_____________)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Trust Instrument and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligation from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Trust Instrument are separate and distinct from those of any and all other Portfolios.
 8. This contract shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
 [Signature Lines Omitted]




                  EXHIBIT 7

FORM OF
DISTRIBUTION AND SERVICE PLAN
DAILY TAX-EXEMPT MONEY FUND
INITIAL CLASS

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for the Initial Class shares (the "Initial Class"), a class of shares of Daily Tax-Exempt Money Fund Portfolio (the "Fund"), a series of Daily Tax-Exempt Money Fund (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following:
(1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(2) preparation, printing and distribution of sales literature;
(3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund;
(4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time, deem advisable;
(5) making payments to securities dealers and others engaged in the sales of Shares or who engage in shareholder support services ("Investment Professionals"); and
(6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraph 2 hereof, all with respect to Initial Class shares, Initial Class of the Fund shall pay to the Distributor a fee at the annual rate of up to 0.25% of average daily net assets of Initial Class throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust, as specified in paragraph 6 of this Plan; provided that, for any period during which the total of such fee and all other expenses of the Fund (or of Initial Class), would exceed the gross income of the Fund (or of Initial Class), such fee shall be reduced by such excess. Such fee shall be computed and paid monthly. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of shares of Initial Class, but shall exclude assets attributable to any other Class of the Fund. The Distributor may, but may not be required to, use all or any portion of the fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Initial Class Shares or in shareholder support services with respect to Initial Class Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 thereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management & Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment to the Distributor for expenses incurred in connection with the distribution of Initial Class Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Initial Class Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Initial Class, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until _______________, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof, or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Initial Class, in the case of the Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Class.
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Initial Class Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Initial Class Shares.
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Trust Instrument, any obligation assumed by Initial Class pursuant to this Plan or any agreement related to this Plan shall be limited in all cases to Initial Class and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 8
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the ___ day of _________ 199_, by and between U.S. Treasury Portfolio and Money Market Portfolio, each separate series of Daily Money Fund (DMF) and Daily Tax-Exempt Money Fund (the Trust), each a business trust duly formed under the laws of the State of Delaware. Throughout this Agreement, references to "the Fund" include each of U.S. Treasury Portfolio and Money Market Portfolio.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable class of the Series (the Trust Series Shares) and the assumption by the Series of the applicable class of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the applicable classes of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 DMF on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of DMF, a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Restated Trust Instrument or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than [1%] of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 20, 1996 and those incurred in the ordinary course of the Fund's business as an investment company since December 20, 1996; and
 (y) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the State of Delaware. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Trust Instrument or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Delaware law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Delaware law.
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of DMF or any officer duly authorized by them, on DMF's behalf as the then sole shareholder of the Series, shall (1) elect as trustees of the Trust (Trustees) the persons who are elected pursuant to Proposal 1 in the proxy statement distributed in connection with the Special Meeting of Fund Shareholders (Proxy Statement) in the same manner that Fund Shareholders so vote; (2) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) a Sub-Advisory Agreement between FMR and FMR Texas Inc., (iii) Distribution and Service Plans under Rule 12b-1 under the 1940 Act between the Trust on behalf of each class of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plans and contracts currently in effect with the Fund or classes, except as to the parties to such plan or contract,
(iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 7 through 12 of the Proxy Statement. The Management Contract may be modified and new Distribution and Service Plans may be approved pursuant to a vote of shareholders of the fund or class, as the case may be, as proposed in this proxy statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable class pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Trust Instrument, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, class, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc., an affiliate of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of DMF and the Trust, 82 Devonshire Street, Boston, Massachusetts, on _______, 1997, or at such other place or later date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified UMB Bank, n.a., as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Investments Institutional Operations Company, Inc., as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of DMF pursuant to its Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of DMF, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of DMF, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i)  the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number and class of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number and class of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of DMF, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since October 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Delaware law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Restated Trust Instrument in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. TRUST INSTRUMENTS
 Copies of the Trust Instrument of the Trust and DMF, are on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and DMF as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

    [signature lines omitted]

EXHIBIT 8
[TABLE WILL BE UPDATED IN A SUBSEQUENT FILING]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT               FISCAL         AVERAGE         RATIO OF NET                     RATIO OF
OBJECTIVE AND FUND       YEAR END (A)   NET ASSETS      ADVISORY FEES                    EXPENSES TO
                                        (MILLIONS)(B)   TO AVERAGE                       AVERAGE NET
                                                        NET ASSETS                       ASSETS (C)
                                                        PAID
                                                        TO FMR (C)

TAXABLE MONEY MARKET
((yen))

Cash Reserves             11/30/94      $ 12,398.9                       0.19%                          0.52%

State and Local Asset
Management Series:

  Government Money        11/30/94       396.6                           0.43                           0.43
  Market

  U.S. Government         11/30/94#      1,103.0                         0.20(dagger)                   0.36(dagger)*
  Reserves

Variable Insurance
Products:

 Money Market             12/31/94       599.0                           0.20                           0.27

Select Money Market       2/28/95        680.4                           0.20                           0.65

Daily Money Fund:

 U.S. Treasury Income     3/31/95#       1,174.2                         0.20(dagger)*                  0.20(dagger)*

Institutional Cash:

 Domestic Money
Market:

  Class I                 3/31/95        945.4                           0.13*                          0.18*

  Class III               3/31/95**      23.3                            0.13(dagger)*                  0.50(dagger)*

 Money Market :

  Class I                 3/31/95        4,964.0                         0.14*                          0.18*

  Class III               3/31/95        254.0                           0.14*                          0.50*

 U.S. Government:

  Class I                 3/31/95        3,321.2                         0.16*                          0.18*

  Class III               3/31/95**      18.7                            0.16(dagger)*                  0.43(dagger)*

 U.S. Treasury            3/31/95        1,323.0                         0.14*                          0.18*

 U.S. Treasury II:

  Class I                 3/31/95        4,209.2                         0.13*                          0.18*

  Class III               3/31/95        130.9                           0.13*                          0.50*

Spartan Money Market      4/30/95        7,334.4                         0.44*                          0.44*

Spartan U.S.              4/30/95        745.9                           0.45                           0.45
Government Money
Market

Spartan U.S. Treasury     4/30/95#       1,625.6                         0.45(dagger)*                  0.45(dagger)*
Money Market

The North Carolina
Capital Management
Trust:

  Cash Portfolio          6/30/95        1,453.7                         0.38                           0.39

Daily Money Fund:

 Capital Reserves:

  Money Market            7/31/95        763.5                           0.33*%                         0.99*%

  U.S. Government         7/31/95        259.1                           0.39*                          0.99*
  Money Market

  Money Market            7/31/95        1,846.6                         0.34*                          0.65*

 U.S. Treasury:

  Initial Class           7/31/95        1,951.5                         0.50*                          0.65*

  Class B                 7/31/95        4.8                             0.50*                          1.35*

Daily Income Trust        8/31/95        2,209.6                         0.33                           0.54

Money Market Trust:

 Domestic Money           8/31/95        322.5                           0.42                           0.42
Market

 Retirement               8/31/95        2,001.3                         0.42                           0.42
Government
 Money Market

 Retirement Money         8/31/95        3,636.2                         0.42                           0.42
Market

 U.S. Government          8/31/95        199.8                           0.42                           0.42

 U.S. Treasury            8/31/95        147.7                           0.42                           0.42

Advisor Annuity Fund:

 Money Market             12/31/95**     6.8                             0.25*                          1.00*


(a) All fund data are as of the fiscal year end noted in the chart or as of September 30,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to each fund.

EXHIBIT 8
[TABLE WILL BE UPDATED IN A SUBSEQUENT FILING]
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                  FISCAL         AVERAGE         RATIO OF NET              RATIO OF
OBJECTIVE AND FUND          YEAR END (A)   NET ASSETS      ADVISORY FEES             EXPENSES TO
                                           (MILLIONS)(B)   TO AVERAGE                AVERAGE NET
                                                           NET ASSETS                ASSETS (C)
                                                           PAID
                                                           TO FMR (C)

TAX-EXEMPT INCOME

California Tax-Free:

 High Yield                  2/28/94       $ 588.0                          0.41%                   0.57%

 Insured                     2/28/94        299.5                           0.29*                   0.48*

 Money Market ((yen))        2/28/94        540.0                           0.41                    0.64

Spartan Arizona:

 Municipal Income            2/28/95**      4.2                             -*                      -*

 Money Market ((yen))        2/28/95**      12.0                            -*                      -*

Spartan California
Municipal:

 High Yield                  2/28/94        598.5                           0.52*                   0.52*

 Intermediate                2/28/94**      7.7                             -*                      -*

 Money Market ((yen))        2/28/94        944.0                           0.21*                   0.21*

Institutional Tax-Exempt     5/31/94        2,549.9                         0.14*                   0.18*
Cash ((yen))

Daily Money Fund:

 Capital Reserves:

  Municipal Money            7/31/94        132.6                           0.44*                   0.98*
  Market ((yen))

Spartan Aggressive           8/31/94        40.6                            0.60                    0.60
Municipal

Spartan Intermediate         8/31/94        265.6                           0.20*                   0.20*
Municipal

Spartan Maryland             8/31/94        39.2                            0.03*                   0.03*
Municipal Income

Spartan Municipal            8/31/94        792.2                           0.55                    0.55
Income

Spartan Municipal Money      8/31/94        2,123.9                         0.33*                   0.33*
Market ((yen))

Spartan Short-               8/31/94        1,110.3                         0.47*                   0.47*
Intermediate Municipal

Advisor High Income
Municipal:

  Class A                    10/31/94       549.7                           0.41                    0.89

  Class B                    10/31/94       3.8                             0.41                    2.09

Daily Tax-Exempt Money       10/31/94       518.4                           0.48*                   0.65*
((yen))

Spartan New Jersey           10/31/94      $ 364.5                          0.28*%                  0.28*%
Municipal Money
Market ((yen))

Tax-Exempt Money             10/31/94       3,388.7                         0.31                    0.52*
Market Trust ((yen))

Advisor Limited Term
Tax-Exempt:

  Class A                    11/30/94       55.4                            0.41                    0.90*

  Class B                    11/30/94**     0.9                             0.41                    1.65(dagger)*

  Institutional Class        11/30/94       14.1                            0.41                    0.65*

Advisor                      11/30/94**     10.7                            -*                      0.75(dagger)*
Short-Intermediate Tax
Exempt

Connecticut Municipal        11/30/94       309.7                           0.41                    0.60
Money Market ((yen))

High Yield Tax-Free          11/30/94       2,161.9                         0.41                    0.56

New Jersey Tax-Free          11/30/94       393.7                           0.41                    0.62
Money Market ((yen))

Spartan Connecticut
Municipal:

  High Yield                 11/30/94       395.5                           0.55                    0.55

  Money Market ((yen))       11/30/94       160.9                           0.50                    0.50

Spartan Florida              11/30/94       403.1                           0.54*                   0.54*
Municipal: Income

 Money Market ((yen))        11/30/94       364.1                           0.46*                   0.46*

Spartan New Jersey           11/30/94       381.1                           0.55                    0.55
Municipal High Yield

Aggressive Tax-Free          12/31/94       880.7                           0.46                    0.63

Insured Tax-Free             12/31/94       388.6                           0.41                    0.58

Limited Term Municipals      12/31/94       1,024.2                         0.40                    0.56

Michigan Tax-Free:

 High Yield                  12/31/94       506.4                           0.41                    0.57

 Money Market ((yen))        12/31/94       197.0                           0.41                    0.61

Minnesota Tax-Free           12/31/94       312.4                           0.41                    0.59

Municipal Bond               12/31/94       1,126.0                         0.41                    0.53

Ohio Tax-Free:

 High Yield                  12/31/94       401.9                           0.41                    0.57

 Money Market ((yen))        12/31/94       284.8                           0.41                    0.57

Spartan Pennsylvania
Municipal:

  High Yield                 12/31/94      $ 274.4                          0.55%                   0.55%

  Money Market ((yen))       12/31/94       228.4                           0.50                    0.50

Massachusetts Tax-Free:      1/31/95        1,144.3                         0.41                    0.54
High Yield

 Money Market ((yen))        1/31/95        677.7                           0.41                    0.63

New York Tax-Free:

 High Yield                  1/31/95        420.7                           0.41                    0.58

 Insured                     1/31/95        345.9                           0.41                    0.58

 Money Market ((yen))        1/31/95        678.1                           0.41                    0.60

Spartan Massachusetts        1/31/95        376.1                           0.50                    0.50
Municipal Money
Market ((yen))

Spartan New York
Municipal:

  High Yield                 1/31/95        352.1                           0.55                    0.55

  Intermediate               1/31/95        28.5                            0.04*                   0.04*

  Money Market ((yen))       1/31/95        529.0                           0.50                    0.50


(a) All data are as of the fiscal year end noted in the chart or as of January 31,1995, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((yen)) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.

Vote this proxy card TODAY!  Your prompt response will
save U.S. Treasury Portfolio - Initial Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
DAILY MONEY FUND:  U.S. TREASURY PORTFOLIO - INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
-------------------------------------------------------------------------

1.    To approve an amended Management Contract for           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   1.
      U.S. Treasury Portfolio.

2.    To approve a new Distribution and Service Plan for      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      Initial Class shares of U.S. Treasury Portfolio.

3.    To approve an Agreement and  Plan providing for the     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      reorganization of U.S. Treasury Portfolio from a
      separate series of one Delaware business trust to
      another.

4.    To amend the fundamental limitation concerning          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      diversification for U.S. Treasury Portfolio.

5.    To eliminate the fundamental investment limitation      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      concerning writing or purchasing put or call options
      for U.S. Treasury Portfolio.




[combined maps product code-PXC-month and year of mail date ]
                         [cusip #XXXXXXXXX  three digit fund # H]

Vote this proxy card TODAY!  Your prompt response will
save U.S. Treasury Portfolio - Class B the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
-------------------------------------------------------------------------
DAILY MONEY FUND:  U.S. TREASURY PORTFOLIO - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
------------------------------------------------------------------------

1.    To approve an amended Management Contract for           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   1.
      U.S. Treasury Portfolio.

2.    To approve a new Distribution and Service Plan for      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      Class B shares of U.S. Treasury Portfolio.

3.    To approve an Agreement and  Plan providing for the     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      reorganization of U.S. Treasury Portfolio from a
      separate series of one Delaware business trust to
      another.

4.    To amend the fundamental limitation concerning          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      diversification for U.S. Treasury Portfolio.

5.    To eliminate the fundamental investment limitation      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      concerning writing or purchasing put or call options
      for U.S. Treasury Portfolio.




[combined maps product code-PXC-month and year of mail date ]
                         [cusip #XXXXXXXXX  three digit fund # H]

Vote this proxy card TODAY!  Your prompt response will
save Money Market Portfolio - Initial Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
-------------------------------------------------------------------------
DAILY MONEY FUND:  MONEY MARKET PORTFOLIO - INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(Individual fund numbers followed by HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
-------------------------------------------------------------------------

1.    To approve an amended Management Contract for           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   1.
      Money Market Portfolio.

2.    To approve a new Distribution and Service Plan for      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      Initial Class shares of Money Market Portfolio.

3.    To approve an Agreement and  Plan providing for the     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      reorganization of Money Market Portfolio from a
      separate series of one Delaware business trust to
      another.

4.    To amend the fundamental limitation concerning          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      diversification for Money Market Portfolio.

5.    To eliminate the fundamental investment limitation      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      concerning writing or purchasing put or call options
      for Money Market Portfolio.




[combined maps product code-PXC-month and year of mail date ]
                         [cusip #XXXXXXXXX  three digit fund # H]